As filed with the Securities and Exchange Commission on August 26, 2021

1933 Act File No.	333-257397
1940 Act File No.	811-05133

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
Check appropriate box or boxes

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]	Pre-Effective Amendment No. ___
[ ]	Post-Effective Amendment No. ___
and/or
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]	Amendment No.

High Income Securities Fund

Registrant Exact Name as Specified in Charter

615 East Michigan Street Milwaukee, WI 53202

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

1-(888) 898-4107

Registrant’s Telephone Number, including Area Code

High Income Securities Fund c/o US Bancorp Fund Services, LLC
615 East Michigan Street Milwaukee, WI 53202

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Thomas R. Westle, Esquire
Blank Rome LLP
1271 Avenue of the Americas
New York, New York 10020

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[ ]
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[X]	when declared effective pursuant to section 8(c) of the Securities Act.

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __________.

[ ]
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __________.

[ ]
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __________.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[X]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

[ ]
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[ ]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Shares of Beneficial Interest, without par value	28,463,620	$8.77	$249,625,947	$27,234
Rights to purchase common shares(4)	28,463,620	—	—	—

(1)
The Registrant is carrying forward 1,642,139 shares of beneficial interest that were previously registered pursuant to Registrant’s Registration Statement on Form N-2 (File No. 333-248509) effective December 14, 2020 (the Prior “Registration Statement”) and which remain unsold as of the filing date of this Registration Statement (the “Unsold Shares”).

(2)
Estimated solely for the purpose of calculating fee as required by Rule 457(o) under the Securities Act of 1933 based upon the last reported net asset value (“NAV”) per Share of $9.23 on July 31, 2021.

(3)
$9,500 of which was previously paid. In addition, in accordance with Rule 457(p) under the Securities Act, a registration fee in the amount of $1,507.29 was paid with respect to the Unsold Shares in connection with the Prior Registration Statement at a then-effective filing fee rate of $129.80 per million and is being applied to offset the registration fee currently due on the Unsold Shares. The foregoing resulted in a net registration fee amount of $16,226.71 transmitted prior to filing, computed at the currently effective filing fee rate of $109.10 per million.

(4)
Evidencing the rights to subscribe for shares of beneficial interest of the Registrant being registered herewith. Pursuant to Rule 457(g) of the Securities Act of 1933, no separate registration fee is required for the rights because the rights are being registered on the same registration statement as the shares of beneficial interest of the Registrant underlying the rights.

Pursuant to Rule 473 under the Securities Act of 1933, as amended, the Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

High Income Securities Fund
9,487,873 Rights for 9,487,873 Shares of Beneficial Interest

High Income Securities Fund (the “Fund”) is issuing non-transferable rights (“Rights”) to its holders of record of shares of beneficial interest (“Shares”) (such holders hereinafter referred to as “Shareholders”), which Rights will allow Shareholders to subscribe for new Shares (the “Offering”). For each (1) Right a Shareholder receives, such Shareholder will be entitled to buy one (1) new Share. Each Shareholder will receive one Right for each Share it owns on [●], 2021(the “Record Date”). Fractional Rights will not be issued and the number of Rights to be issued to a Shareholder on the Record Date (a “Rights Holder”) will be rounded up to the nearest whole number of Rights. Each Rights Holder may purchase Shares not acquired by other Rights Holders in this Rights Offering, subject to certain limitations discussed in this prospectus. Additionally, if there are not enough unsubscribed Shares to honor all additional subscription requests, the Fund may, in its sole discretion, issue additional Shares up to 200% of the Shares available in the Offering to honor additional subscription requests. See “The Offering” below.

The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date (defined below). The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those Shares. On July 31, 2021, the last reported net asset value (“NAV”) per Share was $9.23 and the last reported sales price per Share on the NYSE was $9.86, which represents a 6.83% premium to the Fund’s NAV per Share. The subscription price per Share (the “Subscription Price”) will be the lesser of 95% of (1) the NAV on the trading day after Expiration Date and (2) the volume weighted average market price (“VWAP”) per Share for the three consecutive trading days ending on the trading day after the Expiration Date, provided, however that such amount shall not be less than 85% of NAV per Share as calculated at the close on the trading day after the Expiration Date.

The Offering:
•	will dilute the voting power of Shareholders who do not fully exercise their Rights since they will own a smaller proportionate interest in the Fund upon completion of the Offering; and
•	is expected to be moderately dilutive with respect to the NAV per share.

RIGHTS HOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE PRECISE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS BECAUSE THE OFFERING WILL EXPIRE PRIOR TO THE DETERMINATION OF THE SUBSCRIPTION PRICE. ONCE A RIGHTS HOLDER EXERCISES RIGHTS TO PURCHASE SHARES AND THE FUND RECEIVES PAYMENT, SUCH RIGHTS HOLDER WILL NOT BE ABLE TO CHANGE HIS, HER OR ITS DECISION. THE OFFERING WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [●], 2021 (THE “EXPIRATION DATE”), UNLESS EXTENDED, AS DISCUSSED IN THIS PROSPECTUS.

For information regarding delivery of Shares to Shareholders who exercise their Rights, see “The Offering – Delivery of the Shares” below.

The Fund is an internally managed, diversified, closed-end management investment company. The Fund’s investment objective is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective. There can be no assurance that the Fund’s investment objective will be achieved or that it will not be modified in the future.

Pursuant to its current distribution policy, the Fund makes monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month) of the NAV as of the end of the previous calendar year. As of the date of this prospectus, the Fund expects that a significant portion of its distributions for 2021 may be comprised of return of capital. See “Distribution Policy.”

For more information, please call InvestorCom (the “Information Agent”) toll free at (877) 972-0090.

Investing in the Fund involves risks. See “Risk Factors” on page 22 of this prospectus.

	Estimated Subscription Price(1)	Estimated Sales Load	Estimated Proceeds to the Fund(2)
Per Share	$8.77	None	$249,625,947
Total	$8.77	None	$249,625,947

(1)
Because the Subscription Price will not be determined until after printing and distribution of this prospectus, the “Estimated Subscription Price” above is an estimate of the Subscription Price based on the Fund’s per-Share NAV and market price at the close of trading on July 31, 2021. See “The Offering - Subscription Price” and “The Offering - Payment for Shares.”

(2)
Proceeds to the Fund are estimated to be approximately $249,625,947 or approximately $8.77 per Share, if fully subscribed (including full utilization of the Additional Subscription Privilege, as defined and discussed herein). Proceeds to the Fund are before deduction of fees and expenses incurred by the Fund in connection with the Offering, which are estimated to be approximately $135,834 or approximately $0.004 per Share, if fully subscribed. The calculation of the per Share amount does not take into account the Over-Subscription Shares (as defined below). Funds received prior to the Expiration Date of this Offering will be deposited in a segregated account pending allocation and distribution of Shares. Interest, if any, on subscription monies will be paid to the Fund regardless of whether Shares are issued by the Fund; interest will not be used as credit toward the purchase of Shares.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August [●], 2021.

The Fund’s Shares are listed on the NYSE under the ticker symbol “PCF.”

The Fund is internally managed. In April 2019, the Board of Trustees determined to implement an investment strategy to invest, within the parameters of the Fund’s existing investment policies and restrictions, in securities that are likely to generate income. The Investment Committee of the Board of Trustees is responsible for implementing the Fund’s investment strategy.

This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the Fund and should be retained for future reference. A Statement of Additional Information, dated August [●], 2021 (the “Statement of Additional Information”), and other materials containing additional information about the Fund, have been filed with the Securities and Exchange Commission (the “SEC”). The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may obtain a free copy of the Statement of Additional Information, the table of contents of which is on page 40 of this prospectus, and other information filed with the SEC, or make any other shareholder inquiries, by calling toll free 1-888-898-4107 or by visiting the Fund’s website at www.highincomesecuritiesfund.com. The Fund files annual and semi-annual shareholder reports, proxy statements and other information with the SEC. You can obtain this information or the Statement of Additional Information or any information regarding the Fund filed with the SEC from the SEC’s website at www.sec.gov.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-888-898-4107.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-888-898-4107. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

TABLE OF CONTENTS

SUMMARY	1
SUMMARY OF FUND EXPENSES	6
THE FUND	7
THE OFFERING	7
FINANCIAL HIGHLIGHTS	16
USE OF PROCEEDS	17
INVESTMENT OBJECTIVE AND POLICIES	18
RISK FACTORS	22
LISTING OF SHARES	29
MANAGEMENT OF THE FUND	29
DETERMINATION OF NET ASSET VALUE	31
DISTRIBUTION POLICY	32
CERTAIN ADDITIONAL MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS	32
DESCRIPTION OF CAPITAL STRUCTURE	37
LEGAL MATTERS	39
REPORTS TO STOCKHOLDERS	39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39
ADDITIONAL INFORMATION	39
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	40

SUMMARY

This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund
The Fund was formed on April 28, 1987 as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts.

A proxy contest at the Fund’s 2018 annual shareholder meeting resulted in the election of a new Board of Trustees (the “Board”) and the approval of a proposal requesting the Board to authorize a self-tender offer at or close to net asset value (“NAV”). These developments led the Fund’s former investment adviser to resign in July 2018. In preparation for the self-tender offer (1) substantially all the Fund’s portfolio securities were sold and the proceeds invested in cash equivalents and (2) the monthly dividends that were historically paid were discontinued after the August 2018 dividend. A self-tender offer for the Fund’s shares at a price of 99% of NAV was completed in March 2019.

In April 2019, the Board approved a transitional investment strategy to invest, within the parameters of the Fund’s existing investment policies and restrictions, in securities likely to generate more income. Meanwhile, an investment search committee of the Board continued to explore potential acquisitions of controlling stakes in operating companies and other non-security investments. This committee’s efforts did not bear fruit and, as a result, the Fund has continued, and is expected to continue, to operate as a closed-end fund. The investment search committee was disbanded in September 2020.

The Fund is internally managed by an Investment Committee of the Board (the “Investment Committee”). The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”), as a closed–end, diversified management investment company. The Fund’s shares of beneficial interest are listed and trade on the NYSE under the trading symbol “PCF.”

The Offering
The Fund is issuing non-transferable rights (“Rights”) to its Shareholders as of the close of business on [●], 2021 (each such Shareholder, a “Rights Holder”), which Rights will allow Rights Holders to subscribe for an aggregate of 9,487,873 Shares (the “Offering”). Rights are non-transferable. A Rights Holder will not be able to trade Rights on the secondary market. For each (1) Right a Rights Holder receives, such Rights Holder will be entitled to buy one (1) new Share at a subscription price that will be the lesser of 95% of (1) the NAV on the trading day after Expiration Date and (2) the volume weighted average market price (“VWAP”) per Share for the three consecutive trading days ending on the trading day after the Expiration Date, provided, however that such amount shall not be less than 85% of NAV per Share as calculated at the close on the trading day after the Expiration Date. Each Shareholder will receive one Right for each Share owned on the Record Date (the “Basic Subscription”). Fractional Shares will not be issued upon the exercise of Rights. Accordingly, the number of Rights to be issued to a Shareholder as of the Record Date will be rounded up to the nearest whole number of Rights. Rights Holders may purchase Shares not acquired by other Rights Holders as discussed in this prospectus. See “The Offering - Additional Subscription Privilege” below. Additionally, if there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its discretion, issue additional Shares up to 200% of the Shares available in the Offering to honor over-subscription requests.

Shares will be issued as soon as practicable after the Expiration Date and will be entitled to receive the Fund’s next monthly distribution for which the record date is after the Expiration Date.

The Fund previously conducted a rights offering that expired on January 29, 2021 (the “2021 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2021 Offering, the Fund issued 3,922,867 shares in fulfillment of basic subscription requests at a subscription price of $8.24 per share, for a total offering of $32,324,424.08.

Purpose of the Offering
At its meeting held on June 21, 2021, the Board determined that the current Offering, which will increase the assets of the Fund, is in the best interests of the Fund and its Shareholders. The primary reasons for the Offering are summarized below.

• The Basic Subscription will provide existing Shareholders an opportunity to purchase additional Shares at a price that is potentially below market price without incurring any commission or transaction charges.

• Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise. Depending in part on the amount of proceeds raised in the Offering, the Fund may consider expanding its investments in certain securities including special purpose acquisition companies (“SPACs”), higher rated debt instruments, income oriented closed-end funds, and investments with a relatively short-term opportunity to obtain liquidity.

• Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets as the Fund’s fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be reduced.

The Offering is expected to be moderately dilutive with respect to the NAV per share. In addition, all the costs of the Offering will be indirectly borne by all Shareholders whether or not they exercise their Rights. The Offering will dilute the voting power of those Shareholders electing not to participate in the Offering because they will own a smaller percentage of the total number of shares outstanding after the completion of the Offering.

Because the Offering will increase the number of the Fund’s outstanding Shares, it may increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE. Shareholders who choose not to exercise all their Rights will permit Shareholders who exercise the Additional Subscription Privilege to purchase additional Shares at a discount to the market price without furnishing additional rights or providing any compensation to the non-participating Shareholders for the dilution of their ownership percentage or voting power.

Investment Objective and Policies
The Fund’s investment objective is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective.

There is no assurance that the Fund will achieve its investment objective. Some of the Fund’s investment policies are considered fundamental policies and may not be changed without Shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Restrictions.”

The Board is currently reviewing and may determine if it is in the best interests of the Fund and its Shareholders to make changes to the Fund’s current investment objective, investment strategies and fundamental and non-fundamental investment policies of the Fund, subject, where required, to the approval of the Shareholders. Any such changes would be disclosed in a future registration statement.

Investment Strategies
The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. The primary focus of the Fund’s current investment strategy is to acquire discounted shares of unaffiliated income-oriented closed-end investment companies and business development companies. In addition, units or common shares issued by SPACs may comprise up to 20% of the Fund’s portfolio.

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

Investment Committee
The Fund is internally managed by the Investment Committee, which is responsible for implementing the Fund’s investment strategy. The Investment Committee is comprised of three Trustees, Phillip Goldstein, Andrew Dakos and Rajeev Das. The members of the Investment Committee are compensated by the Fund for their positions on the Investment Committee in the amount of $100,000 each for Messrs. Goldstein and Dakos and $50,000 for Mr. Das, in each case on an annual basis paid monthly in advance. Depending in part on the amount of proceeds raised in the Offering, the Board may determine in the future that it is in the best interests of the Fund and its Shareholders to engage an investment advisory firm to manage the Fund’s assets.

Distribution Policy
The Fund currently intends to maintain its policy of making monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month) of the NAV as of the end of the previous calendar year. To the extent that the Fund’s investments do not generate sufficient investment income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions and, therefore, these payments may represent a reduction of the Shareholder’s principal investment. Payments representing a reduction of the Shareholder’s principal investment is a “return of capital.” A return-of-capital distribution reduces the U.S. federal income tax basis of an investor’s Shares, which may make record-keeping by certain Shareholders more difficult. In addition, return-of-capital distributions reduce the level of assets available for investment which may negatively affect the Fund’s ability to meet its objective. As of the date of this prospectus, the Fund expects that a significant portion of its distributions for 2021 will be comprised of return-of-capital. See “Distribution Policy.”

Administrator, Accounting Agent and Transfer Agent
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as administrator, accounting agent and transfer agent to the Fund. See “Management of the Fund.”

Custodian	U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. See “Management of the Fund.”
Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable daily at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the Shares might trade at a discount to NAV and that any such discount may not be in the interest of Shareholders, the Fund’s Board may, from time to time, review possible actions to reduce any such discount, including considering open market repurchases or tender offers for the Fund’s Shares. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to NAV per Share.

Risks Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. See “Risk Factors” beginning on page 22 and the other information included in this prospectus for a discussion of risks that you should carefully consider about the Fund and about this Offering.

Important Dates	Record Date	[●], 2021
	Subscription Date	[●], 2021– [●], 2021*
	Expiration Date/ Deadline to Purchase Shares	[●], 2021*
	Deadline for Notice of Guaranteed Delivery†	[●], 2021*
	Deadline for Payment to Notice of Guaranteed Delivery†	[●], 2021*

* Unless the Offering is extended.
† A person purchasing Shares pursuant to his or her Rights must deliver either (i) Subscription Certificate and payment for the Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offering is extended.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses that you as an investor in the Fund’s Shares will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load	None
Offering expenses(1)	0.21%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Expenses (as a percentage of net assets attributable to the Shares)
Management fees(2)	0.00%
Interest Payments on Borrowed Funds	None
Other expenses(2)(3)	1.50%
Acquired Fund fees and expenses(4)	1.99%
Total Annual Expenses	3.70%

Example(5)

The following example illustrates the hypothetical expenses (including estimated expenses with respect to year 1 of this Offering of approximately $135,834) that you would pay on a $1,000 investment in the Shares, assuming (i) annual expenses of 3.70% of net assets attributable to the Shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$37	$113	$191	$395

(1)	Assuming the Fund will have 37,951,493 Shares outstanding if fully subscribed and Offering expenses to be paid by the Fund are estimated to be approximately $135,834 or approximately $0.004 per Share.

(2)
The Fund does not pay a management fee. The Fund’s assets are managed by the Investment Committee. The members of the Investment Committee are compensated by the Fund (on an annual basis paid monthly in advance) as follows: $100,000 each for Messrs. Goldstein and Dakos and $50,000 for Mr. Das. This compensation is included in “Other Expenses.”

(3)	“Other Expenses” are based upon gross estimated amounts for the prior fiscal year and include, among other expenses, administration and fund accounting fees.

(4)
The Fund invests in other closed-end investment companies and ETFs (collectively, the “Acquired Funds”). The Shareholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.

(5)
The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended, and the Fund does not intend to utilize any leverage within one year from the effective date of this Registration Statement. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

The purpose of the above table is to help a Shareholder understand the fees and expenses that such Shareholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

THE FUND

The Fund is a diversified, closed-end management investment company. The Fund was organized on April 28, 1987 as a Massachusetts business trust. The Fund’s principal office is located c/o US Bancorp Fund Services, LLC at located at 615 East Michigan Street, Milwaukee, WI 53202, and its telephone number is 1-888-898-4107.

THE OFFERING

Terms of the Offering. The Fund is issuing to Record Date Shareholders (i.e., Shareholders who hold Shares on the Record Date) non-transferable Rights to subscribe for Shares. Each Record Date Shareholder is being issued one non-transferable Right for each Share owned on the Record Date. The Rights entitle a Record Date Shareholder (or Rights Holder) to acquire one Share at the Subscription Price for every Right held. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Record Date Shareholder on the Record Date will be rounded up to the nearest whole number. Rights may be exercised at any time during the Subscription Period, which commences on or about [●], 2021 and ends at 5:00 p.m., New York City time, on [●], 2021, unless extended by the Fund. See “Expiration of the Offering.” The right to acquire one additional Share for every Right held at the Subscription Price is hereinafter referred to as the “Basic Subscription.”

In addition to the Basic Subscription, Rights Holders who exercise all of their Rights are entitled to subscribe for Shares that were not otherwise subscribed for by others in the Basic Subscription (the “Additional Subscription Privilege”). If sufficient Shares are not available to honor all requests under the Additional Subscription Privilege, the Fund may, in its discretion, issue additional Shares up to 200% of the Shares available in the Offering (or 18,975,747 Shares for a total of 28,463,620 Shares) (the “Over-Subscription Shares”) to honor additional subscription requests, with such Shares subject to the same terms and conditions of the Offering. See “Additional Subscription Privilege” below. For purposes of determining the maximum number of Shares a Rights Holder may acquire pursuant to the Offering, broker-dealers whose Rights are held of record by any Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf. The term “Nominee” shall mean, collectively, CEDE & Company (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee. Shares acquired pursuant to the Additional Subscription Privilege are subject to allotment and will be distributed on a pro rata basis if allotment does not exist to fulfill all requests, which is more fully discussed below under “Additional Subscription Privilege.”

SHARES WILL BE ISSUED AS SOON AS PRACTICABLE AFTER THE EXPIRATION DATE AND WILL BE ENTITLED TO RECEIVE THE FUND’S NEXT MONTHLY DISTRIBUTION FOR WHICH THE RECORD DATE IS AFTER THE EXPIRATION DATE.

Rights will be Evidenced by Subscription Certificates. The number of Rights issued to each Rights Holder will be stated on the Subscription Certificates delivered to the Rights Holder. The method by which Rights may be exercised and Shares paid for is set forth below in “Method of Exercising Rights” and “Payment for Shares.” A RIGHTS HOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT. See “Payment for Shares” below.

The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those Shares.

Purpose of the Offering. At a meeting held on June 21, 2021, the Board determined that the current Offering is in the best interests of the Fund and its existing Shareholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that exist or may arise. Such opportunities may include acquiring shares of closed-end funds at a discount to NAV, and shares of special purpose acquisition companies. In addition, depending in part on the amount of proceeds raised in the Offering, the Fund may consider expanding its investments in certain securities including special purpose acquisition companies (“SPACs”), higher rated debt instruments, income oriented closed-end funds, and investments with a relatively short-term opportunity to obtain liquidity. This Offering seeks to reward existing Shareholders by giving them the opportunity to purchase additional securities of the Fund at a discount to market value, which has historically traded at a discount to NAV, without incurring any commission or charge. Proceeds will be invested in accordance with the Fund’s investment objective and policies as stated herein. See “Business of the Fund.”

Board Considerations in Approving the Offering. At the meeting held on June 21, 2021, the Board considered the approval of the Offering. In considering whether or not to approve the Offering, the Board relied on materials and information prepared and presented by the Fund’s management at such meeting and discussions at that time. Based on such materials and their deliberations at this meeting, the Board determined that it would be in the best interests of the Fund and its Shareholders to conduct the Offering in order to increase the assets of the Fund available for current and future investment opportunities. In making its determination, the Board considered the various factors set forth in “The Offering - Purpose of the Offering”. The Board also considered a number of other factors, including the ability of the Fund to invest the proceeds of the Offering. As a result of these considerations, the Board determined that it is appropriate and in the best interest of the Fund and its Shareholders to proceed with the Offering.

On August 12, 2021, the Board approved the final terms of the Offering, including that if, during the 30 day period after the expiration of the Offering, the closing price of the Fund’s shares is less than 95% of NAV for any 5 consecutive trading days, the Board will consider causing the Fund to commence a self-tender offer for the Fund’s shares at a price of no less than 95% of NAV.  Three of the Fund’s Trustees who voted to authorize the Offering may be considered “interested persons” of the Fund within the meaning of the 1940 Act. The other four Trustees are not “interested persons” of the Fund within the meaning of the 1940 Act.

There can be no assurance that the Fund or its Shareholders will achieve any of the foregoing objectives or benefits through the Offering.

In the future, the Fund may choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act.

Notice of NAV Decline. If the Shares begin to trade at a significant discount, the Board may make a determination whether to discontinue the Offering, provided that the Fund, as required by the SEC’s registration form, will suspend the Offering until it amends this prospectus if, subsequent to the date of this prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Rights Holders of the decline and permit Rights Holders to cancel their exercise of Rights.

The Subscription Price. The Subscription Price for the Shares to be issued under the Offering will be the lesser of 95% of (1) the NAV on the trading day after Expiration Date and (2) the volume weighted average market price per Share for the three consecutive trading days ending on the trading day after the Expiration Date, provided, however that such amount shall not be less than 85% of NAV per Share as calculated at the close on the trading day after the Expiration Date. For example, if the Offering were held using the “Estimated Subscription Price” (i.e., an estimate of the Subscription Price based on the Fund’s per-share NAV and market price at the end of business on July 31, 2021 ($9.23 and $9.86, respectively), the Subscription Price would be $8.77 per share (95% of $9.23).

Additional Subscription Privilege. If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Additional Subscription Privilege, to Rights Holders who have exercised all of the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Rights Holders who exercise all of their Rights will have the opportunity to indicate on the Subscription Certificate how many unsubscribed Shares they are willing to acquire pursuant to the Additional Subscription Privilege.

If enough unsubscribed Shares remain after the Basic Subscriptions have been exercised, all additional subscription requests will be honored in full. If there are not enough unsubscribed Shares to honor all additional subscription requests, the Fund may, in its discretion, issue additional Shares up to 200% of Shares available in the Offering to honor Additional Subscription Privilege requests (defined above as the “Over-Subscription Shares”), with such Shares subject to the same terms and conditions of the Offering. In the event that the Subscription Price is less than the Estimated Subscription Price, Over-Subscription Shares may be used by the Fund to fulfill any Shares subscribed for under the Basic Subscription. The method by which any unsubscribed Shares or Over-Subscription Shares (collectively, the “Excess Shares”) will be distributed and allocated pursuant to the Additional Subscription Privilege is as follows:

(i)
If there are sufficient Excess Shares to satisfy all additional subscriptions by Rights Holders exercising their rights under the Additional Subscription Privilege, each such Rights Holder shall be allotted the number of Shares requested.

(ii)
If the aggregate number of Shares subscribed for under the Additional Subscription Privilege exceeds the number of Excess Shares, the Excess Shares will be allocated to Rights Holders who have exercised all of their Rights in accordance with their Additional Subscription Privilege request.

(iii)
If there are not enough Excess Shares to fully satisfy all Additional Subscription Privilege requests by Rights Holders pursuant to paragraph (ii) above, the Excess Shares will be allocated among Rights Holders who have exercised all of their Rights in proportion, not to the number of Shares requested pursuant to the Additional Subscription Privilege, but to the number of Rights exercised by them under their Basic Subscription Rights; provided, however, that no Rights Holder shall be allocated a greater number of Excess Shares than such Rights Holder paid for and in no event shall the number of Shares allocated in connection with the Additional Subscription Privilege exceed 200% of the Shares available in the Offering. The formula to be used in allocating the Excess Shares under this paragraph is as follows: (Rights Exercised by over-subscribing Rights Holder divided by Total Rights Exercised by all over-subscribing Rights Holders) multiplied by Excess Shares Remaining.

The percentage of Excess Shares each Rights Holder may acquire will be rounded up to result in delivery of whole Shares (fractional Shares will not be issued).

The foregoing allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription are distributed on a pro-rata basis. The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege. The Additional Subscription Privilege may result in additional dilution of a Shareholder’s ownership percentage and voting power.

The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege.

Expiration of the Offering. The Offering will expire at 5:00 p.m., New York City time, on the Expiration Date ([●], 2021), unless extended by the Fund (the “Extended Expiration Date”). Rights will expire on the Expiration Date or Extended Expiration Date, as the case may be, and thereafter may not be exercised.

Method of Exercising Rights. Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights Holder’s broker, who may charge the Rights Holder a servicing fee in connection with such exercise.

In the event that the Estimated Subscription Price is more than the Subscription Price on the Expiration Date, any resulting excess amount paid by a Rights Holder towards the purchase of Shares in the Offering will be applied by the Fund towards the purchase of additional Shares under the Basic Subscription or, if such Rights Holder has exercised all of the Rights initially issued to such Rights Holder under the Basic Subscription, towards the purchase of an additional number of Shares pursuant to the Additional Subscription Privilege. Any Rights Holder who desires that such excess not be treated by the Fund as a request by the Rights Holder to acquire additional Shares in the Offering and that such excess be refunded to the Rights Holder must so indicate in the space provided on the Subscription Certificate.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (or Extended Expiration Date, as the case may be). The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:

If by first class mail: Broadridge, Inc. Attn: BCIS Re-Organization Dept. P.O. Box 1317 Brentwood, NY 11717-0718	If by overnight courier: Broadridge, Inc. Attn: BCIS IWS 51 Mercedes Way Edgewood, NY 11717

Subscription Agent. The Subscription Agent is Broadridge, Inc., with an address at 51 Mercedes Way, Edgewood, NY 11717. The Subscription Agent will receive from the Fund an amount estimated to be $15,000, comprised of the fee for its services and the reimbursement for certain expenses related to the Offering. INQUIRIES BY ALL RIGHTS HOLDERS SHOULD BE DIRECTED TO THE SUBSCRIPTION AGENT, BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.; RIGHTS HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Payment for Shares. Payment for Shares shall be calculated by multiplying the Estimated Subscription Price by the sum of (i) the number of Shares intended to be purchased in the Basic Subscription, plus (ii) the number of additional Shares intended to be over-subscribed under the Additional Subscription Privilege. For example, based on the Estimated Subscription Price of $8.77 per Share, if a Shareholder receives 1,000 Rights and wishes to subscribe for 1,000 Shares in the Basic Subscription, and also wishes to over-subscribe for 150 additional Shares under the Additional Subscription Privilege, such Shareholder would remit payment in the amount of $10,085.50 ($8,770 plus $1,315.50).

Rights Holders who wish to acquire Shares in the Basic Subscription or pursuant to the Additional Subscription Privilege must, together with the properly completed and executed Subscription Certificate, send payment for the Shares acquired in the Basic Subscription and any additional Shares subscribed for pursuant to the Additional Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $8.77 per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (or Extended Expiration Date as the case may be).

•
If the Estimated Subscription Price is greater than the actual per Share purchase price, the excess payment will be applied toward the purchase of unsubscribed Shares to the extent that there remain sufficient unsubscribed Shares available after the Basic Subscription and Additional Subscription Privilege allocations are completed.

•
To the extent that sufficient unsubscribed Shares are not available to apply all of the excess payment toward the purchase of unsubscribed Shares, available Shares will be allocated in the manner consistent with that described in the section entitled “Additional Subscription Privilege” above.

PAYMENT MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the Expiration Date (or Extended Expiration Date as the case may be), a confirmation will be sent by the Subscription Agent to each Rights Holder (or, if the Shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee). The date of the confirmation is referred to as the “Confirmation Date.” The confirmation will show (i) the number of Shares acquired pursuant to the Basic Subscription; (ii) the number of Shares, if any, acquired pursuant to the Additional Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such Rights Holder to the Fund (i.e., if the Estimated Subscription Price was less than the Subscription Price on the Expiration Date) or any excess to be refunded by the Fund to such Rights Holder (i.e., if the Estimated Subscription Price was more than the Subscription Price on the Expiration Date and the Rights Holder indicated on the Subscription Certificate that such excess not be treated by the Fund as a request by the Rights Holder to acquire additional Shares in the Offering). Any additional payment required from a Rights Holder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the date specified as the deadline for final payment for Shares, and any excess payment to be refunded by the Fund to such Rights Holder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by a Rights Holder must be made in United States Dollars (i) by money order or by checks drawn on banks located in the continental United States payable to “Broadridge Corporate Issuer Solutions, Inc.” or (ii) by wire transfer of immediately available funds to the following account:

Routing number: 123000848
International/Swift code: USBKUS44IMT
Bank:     U.S. Bank
800 Nicollet Mall
Minneapolis, MN  55402 United States
Beneficiary Account Name: Broadridge
Account Number: 153910728465
For Further Credit Name: High Income Securities Fund

Issuance and delivery of the Shares subscribed for are subject to collection of funds and actual payment by the subscribing Rights Holder.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated account pending distribution of the Shares from the Offering. Any interest earned on such account will accrue to the benefit of the Fund and investors will not earn interest on payments submitted nor will interest be credited toward the purchase of Shares.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE.

If a Rights Holder who acquires Shares pursuant to the Basic Subscription or the Additional Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares, which could be acquired by such holder upon exercise of the Basic Subscription or the Additional Subscription Privilege; (iii) sell all or a portion of the Shares actually purchased by the holder in the open market, and apply the proceeds to the amounts owed; or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

Holders who hold Rights for the account of others, such as brokers, trustees, or depositaries for securities, should notify the respective beneficial owners of the Rights as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner’s instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights Holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, each Rights Holder participating in the Offering is strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. If the Fund elects in its sole discretion to waive any defect or irregularity, it may do so on a case-by-case basis which means that not all defects or irregularities may be waived, if at all, or waived in the same manner as with other defects or irregularities. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of the Shares. The Shares purchased pursuant to the Basic Subscription will be delivered to Rights Holders in book-entry form as soon as practicable, which the Fund expects to be no later than fifteen days after the Expiration Date and after the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared. The Shares purchased pursuant to the Additional Subscription Privilege will be delivered to Rights Holders in book-entry form as soon as practicable, which the Fund expects to be no later than fifteen days after the Expiration Date and after all allocations have been conducted.

U.S. Federal Income Tax Consequences Associated with the Offering. The following is a general summary of the significant U.S. federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse or exercise of such Rights. The discussion is based upon applicable provisions of the Code, the Treasury Regulations promulgated thereunder, and other authorities currently in effect but does not address any state, local, or foreign tax consequences of the Offering. Each Shareholder should consult its own tax advisor regarding specific questions as to federal, state, local, or foreign taxes. Each Shareholder should also review the discussion of certain U.S. federal income tax considerations affecting it and the Fund set forth under “Certain Additional Material United States Federal Income Considerations” and should also see the Fund’s Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences.”

For purposes of the following discussion, the term “Old Share” shall mean a currently outstanding Share with respect to which a Right is issued and the term “New Share” shall mean a newly issued Share that Record Date Shareholders receive upon the exercise of their Rights.

For all Record Date Shareholders:

Neither the receipt nor the exercise of Rights by a Record Date Shareholder will result in taxable income to such Shareholder for federal income tax purposes regardless of whether or not the Shareholder makes the below-described election which is available under Section 307(b)(2) of the Code (a “Section 307(b)(2) Election”).

If the fair market value of the Rights distributed to all of the Record Date Shareholders is 15% or more than the total fair market value of all of the Fund’s outstanding Shares on the date of distribution, or if a Record Date Shareholder makes a Section 307(b)(2) Election for the taxable year in which such Rights were received, the Record Date Shareholder’s federal income tax basis in any Right received pursuant to the Offering for purposes of determining gain or loss on a later sale or exercise of such Rights will be equal to a portion of the Record Date Shareholder’s existing U.S. federal income tax basis in the related Old Share determined in the manner described below. If made, a Section 307(b)(2) Election is irrevocable and effective with respect to all Rights received by a Record Date Shareholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Shareholder’s U.S. federal income tax return for the taxable year of the Record Date (which is the same as the year as when the Rights were received). The Record Date Shareholder must retain a copy of the Section 307(b)(2) Election and the tax return with which the Section 307(b)(2) Election was filed in order to substantiate the use of an allocated basis upon subsequent disposition of the New Shares. Record Date Shareholders should carefully review the differing U.S. federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

For Record Date Shareholders When the Fair Market Value of Rights Distributed Equals or Exceeds 15% of the Total Fair Market Value of the Fund’s Shares or When Making a 307(b)(2) Election:

Lapse of Rights. If the fair market value of Rights distributed equals or exceeds 15% of the total fair market value of the Shares or if a Record Date Shareholder makes a Section 307(b)(2) Election, no taxable loss will be realized for U.S. federal income tax purposes if the Record Date Shareholder retains a Right but allows it to lapse without exercise. Moreover, the existing U.S. federal income tax basis of the related Old Share will not be reduced if such lapse occurs (i.e., upon the lapse of any Right received pursuant to this Offering, any portion of the Record Date Shareholder’s U.S. federal income tax basis in such Record Date Shareholder’s Old Share that would have been allocated to such Right if such Right had been sold or exercised rather than allowed to lapse shall continue to be included in the Record Date Shareholder’s U.S. federal income tax basis in such Record Date Shareholder’s Old Share).

Exercise of Rights. If a Record Date Shareholder exercises a Right, the Record Date Shareholder’s existing U.S. federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the date of distribution of such Rights (effectively reducing the Record Date Shareholder’s basis in their Old Share). Upon such exercise of the Record Date Shareholder’s Rights, the New Shares received by the Record Date Shareholder pursuant to such exercise will have a U.S. federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Shareholder by their broker, bank or trust company and other similar costs). If the Record Date Shareholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the Record Date Shareholder’s U.S. federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Shareholder.

For Record Date Shareholders Not Making a Section 307(b)(2) Election When the Fair Market Value of the Rights Distributed is Less than 15% of the Total Fair Market Value of the Fund’s Outstanding Shares:

Lapse of Rights. If the fair market value of the Rights distributed is less than 15% of the total fair market value of the outstanding Shares and a Record Date Shareholder does not make a Section 307(b)(2) Election for the taxable year in which such Rights were received, no taxable loss will be realized for U.S. federal income tax purposes if the Record Date Shareholder retains a Right but allows it to lapse without exercise. Moreover, the U.S. federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

Exercise of Rights. If a non-electing Record Date Shareholder exercises their Rights, the U.S. federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a U.S. federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Shareholder by their broker, bank or trust company and other similar costs). If the Record Date Shareholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the shareholder’s U.S. federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Shareholder acquires the New Shares.

Employee Plan Considerations. Record Date Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan’s exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the 1940 Act and the Securities Act. Under the laws of Massachusetts, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights offerings without obtaining Shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the Board that such offering would result in a net benefit to the Fund’s existing shareholders.

FINANCIAL HIGHLIGHTS

Set forth below is, for each period indicated, per share operating performance data for one share of beneficial interest of the Fund (“Share”), total investment return, ratios to average net assets and other supplemental data. This information has been derived from the financial statements and market price data for the Fund’s Shares. The financial highlights for the fiscal years ended August 31, 2020, August 31, 2019 and August 31, 2018 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm. Financial highlights provided below for fiscal years ended August 31, 2017 and earlier were audited by a different auditor. The financial statements and notes thereto for the six month period ended February 28, 2021 and the fiscal year ended August 31, 2020, together with the report thereon of the Fund’s independent registered public accounting firm, are incorporated by reference in the Statement of Additional Information and are available without charge by visiting the Fund’s website at www.highincomesecuritiesfund.com, by calling toll free 1-888-898-4107 or by writing to the Fund at 615 East Michigan Street, Milwaukee, WI 53202.

	Six Months Ended		For the Years Ended August 31,
	February 28, 2021	2020	2019	2018*	2017*	2016*

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of Period	$8.65	$9.49	$9.69	$9.53	$8.92	$8.67
Net investment Income	0.26	0.38	0.13	0.22	0.30	0.35
Net realized and unrealized gain/(loss) on securities	1.28	(0.32)	0.01	0.25	0.66	0.17
Total From Investment Operations	1.54	0.06	0.14	0.47	0.96	0.52
Dividends (from net investment income) to stockholders:	(0.16)	(0.34)	(0.05)	(0.31)	(0.37)	(0.37)
Distributions (from capital gains) to stockholders	-	(0.05)	(0.41)	-	-	-
Return of Capital	(0.32)	(0.51)	-	-	-	-
Total Distributions	(0.48)	(0.90)	(0.46)	(0.31)	(0.37)	(0.37)
Increase from shares repurchased	-	-	-	(0.00)	(0.02)	(0.10)
Anti-dilutive effect of Tender Offer	-	-	0.12	-	-	-
Dilutive effect of Rights Offer	(0.61)
Net Asset Value, End of Period	9.10	8.65	9.49	9.69	9.53	8.92
Per Share Market Value, End of Period	8.34	8.10	8.24	9.38	8.77	8.02
Total Investment Return	9.10%	9.86%	-7.56%	10.65%	14.19%	14.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period	$86,310	$48,129	52,812	125,256	123,607	118,530
Ratio of Expenses to Average Net Assets	1.74%	1.89%	1.18%	1.47%	1.22%	0.94%
Ratio of Net Income to Average Net Assets	3.10%	4.30%	1.38%	2.26%	3.29%	4.15%
Portfolio Turnover Rate	65%	81%	43%	49%	50%	26%

For the Years Ended August 31,
	2015*	2014*	2013*	2012*	2011*

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of Period	9.56	$8.76	$8.21	$8.12	$7.93
Net investment Income	0.35	0.36	0.44	0.49	0.50
Net realized and unrealized gain/(loss) on securities	(0.95)	0.82	0.56	0.13	0.22
Total From Investment Operations	(0.60)	1.18	1.00	0.62	0.72
Dividends (from net investment income) to stockholders:	(0.37)	(0.43)	(0.48)	(0.53)	(0.53)
Distributions (from capital gains) to stockholders	-	-	-	-	-
Return of Capital	-	-	-	-	-
Total Distributions	(0.37)	(0.43)	(0.48)	(0.53)	(0.53)
Increase from shares repurchased	0.08	0.05	0.03	-	-
Anti-dilutive effect of Tender Offer	-	-	-	-	-
Net Asset Value, End of Period	8.67	9.56	8.76	8.21	8.12
Per Share Market Value, End of Period	7.33	8.61	7.68	8.27	8.10
Total Investment Return	-10.87%	17.94%	-1.44%	9.08	5.22
RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period	127,027	151,659	145,549	141,003	139,120
Ratio of Expenses to Average Net Assets	0.90%	0.94%	0.90%	0.93%	0.91%	%
Ratio of Net Income to Average Net Assets	3.86%	3.91%	5.10%	6.04%	5.86%	%
Portfolio Turnover Rate	35%	41%	48%	36%	63%	%

* At the Fund’s 2018 annual meeting, a new Board was elected and the Fund’s former investment adviser was terminated as of July 23, 2018. Financial information for periods prior to that date is reflective of the prior management’s performance and should not be relied upon in making an investment decision regarding the Shares or the Rights.

USE OF PROCEEDS

If fully-subscribed, the net proceeds of the Offering will be approximately $249,625,947 or approximately $8.77 per Share. The Fund intends to use the net proceeds of the Offering to invest in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the Offering. The Fund currently anticipates being able to invest the net proceeds within one month after the completion of the Offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the Offering in accordance with its investment objective and policies, the Fund’s NAV would earn interest income at a modest rate.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective. There can be no assurance that the Fund’s objective will be achieved. The Board may determine it is in the best interests of the Fund and its Shareholders to make changes to the Fund’s current investment objective, investment strategies and fundamental and non-fundamental investment restrictions of the Fund, subject, where required, to the approval of the Shareholders. Any such changes would be disclosed in a future registration statement.

Investment Strategies

The Investment Committee currently manages the Fund’s assets with a focus on discounted securities of income-oriented closed-end investment companies and business development companies. Depending in part on the amount of proceeds raised in the Offering, the Board may determine in the future that it is in the best interests of the Fund and its Shareholders to engage an investment advisory firm to manage the Fund’s assets. The Fund’s objective is pursued by primarily investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. The primary focus of the investment strategy is to acquire discounted securities of income-oriented closed-end investment companies and business development companies. In addition, units or common shares issued by special purpose acquisition companies (SPACs) may comprise up to 20% of the Fund’s portfolio. The Fund may hold fixed income securities with any maturity or duration.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Investment Committee may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Investment Committee’s recommendations and decisions are subjective.

Portfolio Investments

 Other Closed-End Investment Companies

The Fund may invest without limitation in other closed-end investment companies, provided that the Fund complies with certain conditions when purchasing more than 3% of the securities issued by other investment companies. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The closed end investment companies in which the Fund invests hold fixed income securities. The Fund “looks through” to these investments in determining whether at least 80% of the Fund’s investments are comprised of fixed income securities.

Special Purpose Acquisition Companies

The Fund may invest in stocks, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale and/or may trade at a discount.

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the Board and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Committee may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Other Securities

Although it has no current intention do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities:

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board. The Fund does not consider its investments in SPACs to be illiquid because they are publicly traded securities.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Investment Committee determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board. The Board monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”). The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

Risks Related to this Offering

Decline in Trading Price: If the Fund’s trading price declines below the Subscription Price, you will suffer an immediate unrealized loss.

Value versus Subscription Price. The Subscription Price was not determined based on established criteria for valuation, such as expected future performance, cash flows or financial condition. You should not rely on the Subscription Price to bear a relationship to those criteria or to be a guaranty of the value of the Fund.

Termination of Offering. The Board may terminate the Offering at any time. If the Fund decides to terminate the Offering, the Fund has no obligation to you except to return, without interest, your subscription payments.

Rejection of Exercise of Subscription Rights. Rights Holders who desire to purchase Shares in the Offering must act promptly to ensure that all required forms and payments are actually received by the Subscribing Agent before the Expiration Date of the Offering, unless extended. If you are a beneficial owner of shares of common stock, you must act promptly to ensure that your broker, custodian bank or other nominee acts for you and that all required forms and payments are actually received by the Subscribing Agent before the Expiration Date. The Fund will not be responsible if your broker, custodian or nominee fails to ensure that all required forms and payments are actually received by the Subscribing Agent before the Expiration Date. If you fail to complete and sign the required subscription forms, send an incorrect payment amount or otherwise fail to follow the subscription procedures that apply to your exercise in the Offering, the Subscribing Agent may, depending on the circumstances, reject your subscription or accept it only to the extent of the payment received. Neither the Fund nor the Subscribing Agent undertakes to contact you concerning an incomplete or incorrect subscription form or payment, nor is the Fund under any obligation to correct such forms or payments. The Fund has the sole discretion to determine whether a subscription exercise properly follows the subscription procedures.

Discount to Net Asset Value. The Fund’s shares of beneficial interest have historically traded on the NYSE at a discount to the Fund’s NAV per share. However, more recently the Fund’s shares have traded at a premium to its NAV per share. On July 31, 2021, the last reported NAV per Share was $9.23 and the last reported sales price per Share on the NYSE was $9.86, which represents a 6.83% premium to the Fund’s NAV per Share. There is no assurance that this Offering will not have an effect on the discount or premium to NAV experienced by the Fund.

Dilution of Ownership. As a result of the terms of this offer, Shareholders who do not fully exercise their Rights will own, upon completion of this offer, a smaller proportional interest in the Fund than they owned prior to the offer.

Dilution to NAV. Shareholders would experience an immediate moderate dilution of the NAV of their Shares as a result of the completion of the Offer because (i) the Subscription Price per share will be less than the Fund’s NAV per share, and (ii) the Fund will incur expenses in connection with the Offer. This dilution would affect Record Date Shareholders to a greater extent if they do not exercise their Rights in full. To the extent that the Fund’s Shares continue to sell at a premium, the Offering is expected to be moderately dilutive because it is expected that the NAV per share will decrease moderately as a result of the Offering and because all the costs of the Offering will be indirectly borne by all Shareholders whether or not they exercise their Rights.

Principal Risks

Closed-End Investment Company Risk. The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a Shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company. In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Committee’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Investment Committee to fulfill the Fund’s investment objective. The Investment Committee’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s NAV. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Risk Related to Fixed Income Securities, including Non-Investment Grade Securities. The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value. The Fund’s investments in securities of stressed, distressed or bankrupt issuers, including securities or obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. If an issuer of securities held by the Fund declares bankruptcy or otherwise fails to pay principal or interest on such securities, the Fund would experience a decrease in income and a decline in the market value of its investments.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Debt Security Risk. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. In general, the NAV of a fund selling at a discount would be reduced immediately following a rights offering as a result of (i) the subscription price of an offering likely being lower than NAV, and (ii) the payment of certain costs of the offering. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above NAV.

Leverage Risk. Transactions by underlying funds may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the underlying fund to greater risk and increase its costs. The use of leverage by underlying funds may cause such funds to liquidate their portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of an underlying fund’s portfolio will be magnified when it uses leverage. Leverage, including borrowing, may cause an underlying fund to be more volatile than if such fund had not been leveraged.

Defensive Position Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Changes in Policies Risk. The Fund's Trustees may change the Fund's investment objective, investment strategies and non-fundamental investment restrictions without Shareholder approval, except as otherwise indicated.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the Board and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Investment Committee would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Issuer Specific Changes Risk. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Common Stock Risk. The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Illiquid Securities Risk. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Portfolio Turnover Risk. The Fund cannot predict its securities portfolio turnover rate with certain accuracy. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s Investment Committee believes appropriate, and offer greater potential for gains and losses.

LISTING OF SHARES

The Fund’s Shares trade on the NYSE under the ticker symbol “PCF,” and are required to meet the NYSE’s continued listing requirements.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Committee. There are seven Trustees of the Fund, three of which may be considered “interested persons” (as defined in the 1940 Act) of the Fund. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Investment Committee. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.

Portfolio Management

The Fund continues to be internally managed by the Investment Committee of the Board, which is comprised of Phillip Goldstein, Andrew Dakos and Rajeev Das. The members of the Investment Committee are compensated by the Fund for their positions on the Investment Committee in the amount of $100,000 each for Messrs. Goldstein and Dakos and $50,000 for Mr. Das, in each case on an annual basis paid monthly in advance. The Board may determine in the future that it is in the best interests of the Fund and its Shareholders to engage an investment advisory firm to manage the Fund’s assets.

Each of Messrs. Goldstein, Dakos, and Das has been a member of the Board since 2018 and has been a member of the Investment Committee since it was formed in April 2019. The business experience of each of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner of Bulldog Investors, LLP since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities previously serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He is a director of the following closed-end funds: Swiss Helvetia Fund, Inc. since 2018, Special Opportunities Fund, Inc. since 2009, and Mexico Equity and Income Fund since 2000. He also is a director of: Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. He served as a director of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, and MVC Capital, Inc., a business development company, from 2012-2020, and as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2016-2020.

Andrew Dakos: Partner of Bulldog Investors, LLP since its inception in October 2009. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities previously serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He has served as a director of Special Opportunities Fund, Inc., a closed-end fund, since 2009, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2015-2020.

Rajeev Das: Head Trader of Bulldog Investors, LLP since its inception in October 2009. Since 2004, Mr. Das has been a Principal of the entities previously serving as the general partner of the private investment partnerships in the Bulldog Investors group of funds. He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001. Mr. Das provides investment research and analysis. Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

The Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund.

Fund Administrator, Fund Accountant, Fund Transfer Agent & Registrar

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s fund accountant. In addition, Fund Services acts as the transfer agent of the Fund. For the fiscal year ended August 31, 2020, the Fund paid Fund Services $149,360 for its administration, accounting and transfer agent services.

The principal business address for Fund Services is 615 East Michigan Street Milwaukee, WI 53202.

Custodian

U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund.

Fund Expenses

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any management fees for the year ended August 31, 2019 or thereafter.

Each of Fund Services and U.S. Bank is obligated to pay expenses associated with its provision of services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates and reports to shareholders, (iii) fees and expenses of the officers and Trustees, including the fees payable to the Trustees that serve on the Investment Committee, (iv) printing costs, (v) membership fees in trade association, (vi) fidelity bond coverage for the Fund’s officers and Trustees, (vii) errors and omissions insurance for the Fund’s officers and Trustees, (viii) brokerage costs and listing fees and expenses charged by NYSE, (ix) taxes, and (x) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the Offering and issuance of Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Shares.

The Fund’s annual operating expenses for the fiscal year ended June 30, 2021 were approximately $854,798. No assurance can be given, in light of the Fund’s investment objective and policies, however, that future annual operating expenses will not be substantially more or less than this estimate.

Offering expenses relating to the Fund’s Shares, estimated at approximately $135,834, are payable upon completion of the Offering and will be deducted from the proceeds of the Offering.

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined weekly and on the last business day of each month, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. The Fund’s investments in closed-end funds or ETFs whose shares are listed on a national securities exchange are valued using the market price at the close of the NYSE or such other exchange on which they are listed. Private funds and non-traded closed-end funds are fair valued based on the Fund’s fair valuation policies and procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV materially have affected the value of the securities.

Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s NAV per Share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of Shares outstanding.

Readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the Investment Committee to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

DISTRIBUTION POLICY

The Fund resumed paying a monthly dividend on its common shares in August 2019. In December 2019, the Fund announced its intention to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month) of the NAV as of the end of the previous calendar year as long as the Fund continues to be a registered investment company. The distributions for 2021 are based on the NAV of $9.34 of the Fund’s common shares as of the last business day of 2020. No conclusions should be drawn about the Fund’s investment performance from the amount of the distributions. To the extent that the Fund’s investments do not generate sufficient investment income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions and, therefore, these payments may represent a reduction of the Shareholder’s principal investment. A return-of-capital distribution reduces the U.S. federal income tax basis of an investor’s Shares, which may make record-keeping by certain Shareholders more difficult. In addition, return-of-capital distributions reduce the level of assets available for investment which may negatively affect the Fund’s ability to meet its objective. The percentage of return of capital distributions for the calendar year 2020 was 58%. As of the date of this prospectus, the Fund expects that a significant portion of its distributions for 2021 will be comprised of return of capital. The Fund will issue a notice to Shareholders that will provide an estimate of the composition of each distribution. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

CERTAIN ADDITIONAL MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Shareholder that acquires, holds and/or disposes of the Fund’s Shares, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. Except as expressly provided below, this discussion addresses only the U.S. federal income tax consequences of an investment by U.S. Holders (as defined in the Statement of Additional Information) and assumes that such Shareholders will hold Shares as capital assets, which generally means as property held for investment. For more detailed information regarding U.S. federal income tax considerations, see the Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences.” There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must, among other requirements, meet income and asset diversification tests each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its Shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make monthly distributions of investment company taxable income after payment of the Fund’s operating expenses. For U.S. federal income tax purposes, all dividends are generally taxable. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Shareholders as long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the monthly distributions of investment company taxable income described above, it may be the case that any such distributions would result in a return of capital to the Shareholder. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualifying dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Shareholders with a written notice designating the amount of any capital gain distributions or other distributions. See “Distribution Policy” for a more complete description of such returns and the risks associated with them.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders who will be treated as if each received a distribution of such Shareholder’s pro rata share of such gain, with the result that each Shareholder will (i) be required to report such Shareholder’s pro rata share of such gain on such Shareholder’s tax return as long-term capital gain, (ii) receive a refundable tax credit for such Shareholder’s pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for such Shareholder’s Shares by an amount equal to the deemed distribution less the tax credit.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period and other requirements are satisfied by the Shareholder with respect to its Shares, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further legislative action is taken. While certain income distributions to Shareholders may qualify as qualified dividends, the Fund’s seeks to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the Fund’s Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences” for more information relating to qualified dividends.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to Shareholders and each Shareholder (1) would be required to include in gross income, and treat as paid by such Shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct such Shareholder’s pro rata share of the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating such Shareholder’s pro rata share of the foreign tax credit against such Shareholder’s U.S. federal income tax liability. The Fund will report to Shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund will inform its Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund may invest in other RICs. In general, the Code taxes a RIC which satisfies certain requirements as a pass-through entity by permitting a qualifying RIC to deduct dividends paid to its shareholders in computing the RIC’s taxable income. A qualifying RIC is also generally permitted to pass through the character of certain types of its income when it makes distributions. For example, a RIC may distribute ordinary dividends to its stockholders, capital gain dividends, or other types of dividends which effectively pass through the character of the RIC’s income to its stockholders, including the Fund.

Taxation of Sales, Exchanges or Other Dispositions

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in the Shares sold and the amount received in exchange therefor. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. The use of capital losses is subject to limitations. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other substantially identical Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares. In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding currently equal to 24%. For more detailed information on backup withholding, see the Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences.”

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Information Reporting

Section 6045B of the Code generally imposes certain reporting requirements on the Fund with respect to any organizational action that affects the tax basis of the Shares for U.S. federal income tax purposes. The Fund has historically made return of capital distributions (“ROC Distributions”) to certain Shareholders and, to the extent such payments continue, the Fund will generally be required to file IRS Form 8937, Report of Organizational Actions Affecting Basis of Securities (“Form 8937”), with the IRS and deliver an information statement to certain Shareholders, subject to certain exceptions. Generally, the Fund must file Form 8937 with the IRS on or before the 45th day following the corporate action or, if earlier, January 15 of the year following the calendar year of the corporate action. In addition, the Fund must furnish the same information to certain Shareholders on or before January 15 of the year following the calendar year of the corporate action. However, the Fund generally would not be required to file Form 8937 or furnish this information to Shareholders provided it posts the requisite information on its primary public website by the due date for filing Form 8937 with the IRS and such information is available on its website (or any successor organization’s website) for 10 years.

As the Fund will generally not be able to determine whether a distribution during the year will be out of its earnings and profits (and, therefore, whether such distribution should be treated as a dividend or a ROC Distribution for these purposes) until the close of the tax year, the Fund does not intend to file Form 8937 until after the end of the current calendar year. Based on the limited interpretive guidance currently available, the Fund believes that its treatment of ROC Distributions and its current intended action regarding Form 8937 continue to be consistent with the requirements of Form 8937, Section 6045B and the Treasury Regulations thereunder. The Fund intends to utilize its best efforts to determine the tax characterization of the Fund’s distributions as soon as practicable following the close of the year and timely comply with the abovementioned Section 6045B requirements, to the extent applicable. The Fund and its management do not believe that the Fund will be subject to substantial penalties if it utilizes its best efforts to determine the tax characteristics of its distributions as soon as practicable following the close of the year to comply with Form 8937 and Section 6045B. The Fund may be subject to substantial penalties to the extent that it fails to timely comply with its Section 6045B reporting obligations. Each Shareholder is urged to consult its own tax advisor regarding the application of Section 6045B to its individual circumstances. A copy of the Fund’s most recently filed Form 8937 is available on the Fund’s website, www.highincomesecuritiesfund.com.

Net Investment Income Tax

A U.S. Holder (as defined in the Fund’s Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences”) that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. Holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the net investment income tax to your ownership and disposition of shares of the Fund.

Payments to Foreign Financial Institutions

Sections 1471 through 1474 of the Code (provisions which are commonly referred to as “FATCA”), and Treasury regulations promulgated thereunder, generally provide that a 30% withholding tax may be imposed on payments of U.S. source income, including U.S. source interest and dividends, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. While withholding under FATCA would have also applied to payments of gross proceeds from the sale or other disposition of Shares on or after January 1, 2019, recently proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. The preamble to these proposed regulations indicates that taxpayers may rely on them pending their finalization. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA.

Other Taxation

The Fund’s Shareholders may be subject to state, local and foreign taxes on its distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Shareholders of investing in the Shares, reflects the U.S. federal tax law as of the date of this prospectus, and except as expressly provided herein does not address special tax rules applicable to certain types of investors, such as corporate, tax exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

 DESCRIPTION OF CAPITAL STRUCTURE

The Fund was formed on April 28, 1987 as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. As of May 31, 2021, the Fund had 9,487,873 Shares issued and outstanding.

Shares of Beneficial Interest

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Charter”), which has been filed with the SEC, permits the Fund to issue an unlimited number of shares of beneficial interest without par value. Fractional shares are permitted. Each Share represents an equal proportionate interest in the net assets of the Fund with each other Share. Holders of Shares will be entitled to the payment of dividends when declared by the Board. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Charter on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for the protection of the Trustees, the Board may distribute the remaining net assets of the Fund among its Shareholders. Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with Shares.

The Fund has no present intention of offering additional Shares, except as described herein in connection with the exercise of the Rights. Other offerings of its Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund’s outstanding Shares.

The Fund generally will not issue share certificates. The Fund’s Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of Shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Outstanding Securities

The following table sets forth certain information regarding the Fund’s authorized shares and shares outstanding as of May 31, 2021.

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held By Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Common Shares of Beneficial Interest	Unlimited	7,365,349	9,487,873

Trading and Net Asset Value Information

In the past, the Shares have traded at a discount in relation to NAV. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See “Risk Factors.” The Shares are listed and traded on the NYSE. The average weekly trading volume of the Shares on the NYSE during the calendar year ended December 31, 2020 was 41,886 Shares.

The following table shows for the quarters indicated: (i) the high and low sale price of the Shares on the NYSE; (ii) the high and low NAV per Share; and (iii) the high and low premium or discount to NAV at which the Shares were trading (as a percentage of NAV):

Fiscal Quarter Ended	High Close	Low Close	High NAV	Low NAV	Premium/ (Discount) to High NAV	Premium/ (Discount) to Low NAV
11/30/18	9.48	9.37	9.72	9.69	-2.47	-3.30
02/28/19	9.42	8.90	9.73	9.32	-3.19	-4.51
05/31/19	9.16	8.24	9.49	9.34	-3.48	-11.78
08/30/19	8.51	8.20	9.62	9.41	-11.54	-12.86
11/30/19	8.62	8.22	9.64	9.49	-10.58	-13.38
02/29/20	9.52	8.51	9.89	9.40	-3.74	-9.47
05/31/20	8.97	5.17	9.68	6.41	-7.33	-19.34
08/31/20	8.16	7.44	8.69	8.20	-6.10	-9.27
11/30/20	8.35	7.04	8.73	8.09	-4.35	-12.98
02/28/21	9.05	8.08	9.72	8.91	-6.89	-9.32
05/31/21	9.87	8.32	9.32	9.08	5.90	-8.37

Recent Rights Offerings

The 2021 Offering expired on January 29, 2021 and included similar terms and conditions as this Offering. Pursuant to the 2021 Offering, which was fully subscribed, the Fund issued 3,922,867 shares at a subscription price of $8.24 per share, for a total offering of $32,324,424.08.

Repurchase of Shares

In 2019, the Fund conducted an offer to purchase up to 55% of its outstanding shares which expired at 5:00 p.m., Eastern Time on March 18, 2019. A total of 7,365,350 shares or approximately 56.96% of the Fund’s outstanding shares at the time were validly tendered and purchased by the Fund at a price per share of $9.25.

The Fund may, pursuant to Section 23 of the Investment Company Act, purchase Shares on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such Shares. No limit has been placed on the number of Shares to be repurchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with Shares repurchased held in treasury for future use by the Fund. In determining to repurchase Shares, the Board will consider such factors as the market price of the Shares, the NAV of the Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions.

Additional Provisions of the Charter and By-laws

The Fund's agreement and declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds of the outstanding Shares of the Fund is required to authorize any of the following actions (unless such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees, in which case the affirmative vote of a majority of the shares entitled to vote is required):

(1)	merger or consolidation of the Fund,

(2)	sale of all or substantially all of the assets of the Fund, or

(3)	conversion of the Fund to an open-end investment company.

The Trustees have determined that the two-thirds requirement described above, which is greater than the minimum requirements under the 1940 Act, is in the best interests of the Fund and its Shareholders generally. Please refer to the Fund’s agreement and declaration of trust, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving Shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction and may have the effect of inhibiting the Fund's conversion to open-end status.

LEGAL MATTERS

Certain legal matters with respect to the Fund will be passed upon by Blank Rome LLP. Additionally, certain legal matters in connection with issuance of the Shares will be passed upon for the Fund by Sullivan & Worcester LLP.

REPORTS TO STOCKHOLDERS

The Fund makes available to its Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Tait, Weller & Baker LLP is located at 50 South 16th Street, Suite 2900, Philadelphia, PA 19102.
ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 333-257397). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

THE FUND’S PRIVACY POLICY

Privacy Policy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Not part of the prospectus

High Income Securities Fund

9,487,873 Rights for

9,487,873 Shares of Beneficial Interest

PROSPECTUS

AUGUST [●], 2021

STATEMENT OF ADDITIONAL INFORMATION

AUGUST [●], 2021

HIGH INCOME SECURITIES FUND

C/O US BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF HIGH INCOME SECURITIES FUND (THE “FUND”), DATED AUGUST [●], 2021 (THE “PROSPECTUS”), AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS SAI HAVE THE MEANINGS GIVEN TO THEM IN THE PROSPECTUS.

A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND TOLL FREE AT 1-888-898-4107 OR BY VISITING THE FUND’S WEBSITE AT WWW.HIGHINCOMESECURITIESFUND.COM. THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS IS A PART CAN BE REVIEWED AND COPIED AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AT 100 F STREET NE, WASHINGTON, D.C. YOU MAY OBTAIN INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT (800) SEC-0330. THE FUND’S FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC ON THE SEC’S WEBSITE AT WWW.SEC.GOV. COPIES OF THESE FILINGS MAY BE OBTAINED, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV, OR BY WRITING THE SEC’S PUBLIC REFERENCE SECTION, 100 F ST. NE, WASHINGTON, D.C. 20549-0102.

FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference “forward-looking statements” (within the meaning of the federal securities laws) that involve risks and uncertainties. Forward-looking statements are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933. These statements describe the Fund’s plans, strategies and goals and the Fund’s beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Prospectus and elsewhere in the Prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the Prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

GENERAL INFORMATION AND HISTORY

High Income Securities Fund (formerly, Putnam High Income Securities Fund) (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The investment objective of the Fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation.

INVESTMENT RESTRICTIONS
Fundamental Policies

The Fund has adopted the following investment restrictions that may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The Fund may not:

1.
Borrow money or issue senior securities (as defined in the 1940 Act), except that the Fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.

2.
Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

3.	Purchase securities restricted as to resale if, as a result, such investments would exceed 10% of the value of the Fund's net assets.
1

4.
Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities which represent interests in real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

5.	Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options.
6.	Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or by lending its portfolio securities.
7.
With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

8.	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
9.
Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

Non-Fundamental Policy

The following non-fundamental investment policy of the Fund may be changed by the Trustees without shareholder approval:

1.
The Fund may not invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the fundamental investment restrictions listed above, the other investment policies described in this SAI or the Prospectus are not fundamental and may be changed by approval of the Trustees.

The Board is currently reviewing and may determine it is in the best interests of the Fund and its shareholders to make changes to the Fund’s current investment objective, investment strategies and fundamental and non-fundamental investment restrictions of the Fund, subject, where required, to the approval of the shareholders. Any such changes would be disclosed in a future registration statement. The Board may also determine in the future that it is in the best interests of the Fund and its shareholders to engage an investment advisory firm to manage the Fund’s assets.

MANAGEMENT

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of seven individuals, four of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act. The individuals are referred to as Independent Trustees. The Board elects the Fund’s officers, who serve at the discretion of the Board.

Trustees and Executive Officers

The following table sets forth the Trustees and executive officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at August 31, 2020. The address for all Trustees and officers of the Fund is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
2

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee
INTERESTED TRUSTEES
Andrew Dakos** (55)	President as of July 2018.	1 year; Since 2018	Partner of Bulldog Investors, LLP since 2009; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1
Director, Brookfield
DTLA Fund Office
Trust Investor, Inc.;
Director, Emergent
Capital, Inc. (until
2017); Trustee,
Crossroads
Liquidating Trust (until 2020);
Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.

Phillip Goldstein** (76)	Secretary as of July 2018.	1 year; Since 2018	Partner of Bulldog Investors, LLP since 2009; Principal of The former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1
Chairman, The
Mexico Equity and
Income Fund, Inc.;
Chairman, Special
Opportunities
Fund, Inc.; Director,
Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc. (from 2016-2020);
Trustee, Crossroads
Liquidating Trust (from 2016-2020);
Director, Swiss
Helvetia Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

3

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee
Rajeev Das** (52)	-	1 year; Since 2018	Principal of Bulldog Investors, LLP	1	Director, The Mexico Equity & Income Fund, Inc.
INDEPENDENT TRUSTEES
Gerald Hellerman (83)	-	1 year; Since 2018	Chief Compliance Officer of The Mexico Equity and Income Fund, Inc. and Special Opportunities Fund, Inc. (through March 2020)	1
Director, The
Mexico Equity and
Income Fund, Inc.;
Director, Special
Opportunities
Fund, Inc.; Director,
MVC Capital, Inc. (until 2020); Trustee, Crossroad
Liquidating Trust (until 2020);
Trustee, Fiera
Capital Series Trust;
Director, Swiss
Helvetia Fund, Inc.;
Director, Emergent
Capital, Inc. (until
2017); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016).

4

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee
Moritz Sell (53)	-	1 year; Since 2018	Founder and Principal of Edison Holding GmbH.	1
Director, Aberdeen
Australia Equity
Fund; Director,
Swiss Helvetia Fund,
Inc.; Director,
Aberdeen Global
Income Fund, Inc,;
Director, Aberdeen
Asia-Pacific Income
Fund, Inc.; Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018).

5

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee
Richard Dayan (78)	-	1 year; Since 2018	Owner of CactusTrading	1	Director, Swiss Helvetia Fund, Inc.; Director, Emergent Capital Inc. (until 2017).
Ben H. Harris (52)	-	1 year; Since 2018	Chief Executive Officer of Hormel Harris Investments, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	1	Director, Special Opportunities Fund, Inc.
OFFICERS
Andrew Dakos*** (55)	President as of July 2018.	1 year; Since 2018	Partner of Bulldog Investors, LLP; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Thomas Antonucci** (52)	Treasurer as of July 2018.	1 year; Since 2018	Director of Operations of Bulldog Investors, LLP.	n/a	n/a
Phillip Goldstein** (76)	Secretary as of July 2018.	1 year; Since 2018	Partner of Bulldog Investors, LLP; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
6

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee
Stephanie Darling** (51)	Chief Compliance Officer as of July 2018.	1 year; Since 2018
General Counsel and Chief
Compliance Officer of Bulldog
Investors, LLP; Chief Compliance Officer of Special Opportunities Fund, Swiss Helvetia Fund and Mexico Equity and Income Fund; Principal, the
Law Office of Stephanie Darling;
Editor-In-Chief, The Investment
Lawyer.
			n/a	n/a

* The Fund Complex is comprised of only the Fund.
** Messrs. Dakos, Goldstein, Das, and Antonucci and Ms. Darling each may be considered an “interested person” of the Fund within the meaning of the 1940 Act.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board currently does not have a formal diversity policy in place. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Fund.
7

Andrew Dakos. Mr. Dakos has been the President and a Trustee of the Fund since 2018. Mr. Dakos has over 20 years of investment management experience. He is currently a Partner of Bulldog Investors, LLP, an investment adviser registered with the SEC. He is also a principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds. Mr. Dakos is also a director of two other closed-end funds, and one subsidiary of a large commercial real estate company.

Phillip Goldstein. Mr. Goldstein has been the Chairman of the Board and the Secretary of the Fund since 2018. Mr. Goldstein has over 30 years of investment management experience. He is currently a Partner of Bulldog Investors, LLP, an investment adviser registered with the SEC. He is also a principal of the former general partner of several private investment partnerships in the Bulldog Investors group of funds. Mr. Goldstein is also a director of three other closed-end funds, and one subsidiary of a large commercial real estate company.

Rajeev Das. Mr. Das has been a Trustee of the Fund since 2018. He has over 20 years of investment management experience and currently serves as the Head of Trading for Bulldog Investors, LLP, an investment adviser registered with the SEC. In addition to the Fund, Mr. Das serves as a director of one other closed-end fund. Mr. Das is currently the vice-president of a closed-end fund, where he previously served as a director.

Gerald Hellerman. Mr. Hellerman has been a Trustee of the Fund since 2018. Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission, Special Adviser to the U.S. Senate Antitrust and Monopoly Subcommittee and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years. He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant during the period from 1993 to 2014.

Moritz Sell. Mr. Sell has been a Trustee of the Fund since 2018. Mr. Sell currently serves as Principal of Edison Holding GMBH, a commercial real estate and venture capital firm. From 1996 to 2013, he served as a Director, Market Strategist and Head of Proprietary Trading (London Branch) of Landesbank Berlin AG and its predecessor, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG). Mr. Sell currently serves as a director of Aberdeen Australia Equity Fund, Swiss Helvetia Fund, Aberdeen Global Income Fund and Aberdeen Asia Pacific Income Fund and previously served as a director of Aberdeen Singapore Fund (including as chairman of the board) and Aberdeen Greater China Fund.

Richard Dayan. Mr. Dayan has been a Trustee of the Fund since 2018. Mr. Dayan has been the President and owner of Cactus Trading, an importer and exporter of clothing and accessories since 1990. Mr. Dayan formerly served for fifteen years as controller for Biltmore Textiles, a major textile company. Prior to that, he was an auditor for a public accounting firm.

Ben H. Harris. Mr. Harris has been a Trustee of the Fund since 2018. He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings. In addition to the Fund, Mr. Harris is currently a director of ten private companies and one other closed-end fund.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure
8

The Board currently consists of seven individuals, three of whom may be considered Interested Trustees of the Fund. The Chairman of the Board, Mr. Goldstein, is the Secretary of the Fund. The Board does not have a lead independent trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. Based on each Trustee’s experience and expertise with closed-end funds the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit & Valuation Committee and Investment Committee. The Audit and Valuation Committee of the Board was created at the Board’s meeting on June 12, 2019; prior to that meeting, the Fund had a separate Audit Committee and Valuation Committee. The Board’s Investment Search Committee was disbanded in September 2020.

Board’s Role in Risk Oversight of the Fund

The Board oversees risk management for the Fund directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), members of the Investment Committee, and other personnel of the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Fund’s service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Trustees

The Board does not have a standing compensation committee. Currently, each Trustee (including Trustees who may be considered “interested persons”) receives an annual retainer equal to $25,000 for serving as a Trustee and attending the quarterly meetings of the Board, paid quarterly in advance. In addition, each officer of the Fund (except the CCO) receives an annual retainer equal to $25,000, paid quarterly in advance. Each of Messrs. Dakos and Goldstein receives compensation for his service as both a Trustee and an officer. Each Trustee is entitled to receive such compensation for any partial quarter for which he serves. In addition, the members of the Audit and Valuation Committee are compensated by the Fund for their positions on the Audit and Valuation Committee in the amount of $5,000 for the Chairman of such committee and $1,500 each for the other members of such committee on an annual basis paid quarterly in advance. In addition, the members of the Investment Committee are compensated by the Fund for their positions on the Investment Committee in the amount of $100,000 each for Phillip Goldstein and Andrew Dakos, and $50,000 for Rajeev Das on an annual basis paid monthly in advance.

Other than described above, Trustees who may be considered “interested persons” of the Fund will not receive any compensation for their services as Trustees. The Fund does not have a bonus, profit sharing, pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Trustees. The table below details the amount of compensation the Fund’s Trustees received from the Fund during the year ended August 31, 2020.
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		Aggregate	Pension or Retirement Benefits Accrued as	Estimated	Total Compensation From Fund and Fund
	Trustee	Compensation From	Part of Fund	Annual Benefits Upon	Complex** Paid to
Name of Trustee	Since*	Fund	Expenses	Retirement	Trustee
Independent Trustees
Gerald Hellerman	2018	$25,000	None	None	$25,000
Moritz Sell	2018	$25,000	None	None	$25,000
Richard Dayan	2018	$25,000	None	None	$25,000
Ben H. Harris Interested Trustees	2018	$25,000	None	None	$25,000
Andrew Dakos	2018	$150,000	None	None	$150,000
Phillip Goldstein	2018	$150,000	None	None	$150,000
Rajeev Das	2018	$75,000	None	None	$75,000

*	Trustees were elected at the Fund’s annual meeting of shareholders convened on April 27, 2018 and adjourned until May 21, 2018.
** The Fund Complex is comprised of only the Fund.

Management Ownership

To the knowledge of the Fund’s management, as of May 31, 2021, the Trustees and officers of the Fund beneficially owned, as a group, less than 2% of the shares of beneficial interest of the Fund. The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Trustee and officer as of December 31, 2020. The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee and officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Funds overseen by Trustee in Family of Investment Companies*
Gerald Hellerman	Independent Trustee	$10,001-$50,000	$10,001-$50,000
Moritz Sell	Independent Trustee	$10,001-$50,000	$10,001-$50,000
Richard Dayan	Independent Trustee	None	None
Ben H. Harris	Independent Trustee	None	None
Andrew Dakos**	Interested Trustee and President	Over $100,000	Over $100,000
Phillip Goldstein**	Interested Trustee and Secretary	Over $100,000	Over $100,000
Rajeev Das**	Interested Trustee	None	None
Thomas Antonucci**	Treasurer	None	None
Stephanie Darling**	Chief Compliance Officer	None	None
* The Family of Investment Companies is comprised of only the Fund.
** Messrs. Dakos, Goldstein, Das, Antonucci and Ms. Darling each may be considered an “interested person” of the Fund within the meaning of the 1940 Act.
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Additional Information about the Board

Board Meetings and Committees.

During the year ended August 31, 2020, the Board met 5 times. Each Trustee has attended at least 75% of the meetings of the Board and of the Committees of which he is a member, held between his election and August 31, 2020.

Audit & Valuation Committee

The Board has established an Audit & Valuation Committee whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (v) to act as liaison between the Fund’s independent auditors and the full Board; (vi) to review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (vii) to review and approve the valuation of all fair valued securities.

Although the Audit & Valuation Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit & Valuation Committee is not an audit, nor does the Audit & Valuation Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit & Valuation Committee are not full-time employees of the Fund and, in serving on the Audit & Valuation Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit & Valuation Committee or its members to conduct “field work” or other types of auditing or accounting reviews. In discharging their duties, the members of the Audit & Valuation Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.
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 The Audit & Valuation Committee currently consists of Messrs. Hellerman, Sell and Dayan. None of the members of the Audit & Valuation Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the NYSE applicable to closed-end funds. Mr. Hellerman is the Chairman of the Audit & Valuation Committee. The Board has determined that Mr. Dayan is an “audit committee financial expert” as such term is defined by the Securities Exchange Act of 1934, as amended.

The Board’s Audit & Valuation Committee was created on June 12, 2019 by combining the Board’s Audit Committee (the “Former Audit Committee”) and Valuation Committee, each of which functioned as a separate committee prior to June 12, 2019. The Board’s Audit & Valuation Committee met 5 times during the year ended August 31, 2020.

Investment Search Committee

In June 2018, the Board established an Investment Search Committee. The Investment Search Committee was disbanded in September 2020. The Investment Search Committee was responsible for, among other things, exploring potential acquisitions of controlling stakes in operating companies and other investments that are not securities. The Investment Search Committee consisted of Messrs. Sell, Harris, Dakos and Goldstein. Mr. Sell was the Chairman of the Investment Search Committee. The Investment Search Committee met 4 times during the year ended August 31, 2020.

Investment Committee

In April 2019, the Board established an Investment Committee. The Investment Committee is responsible for, among other things, internally managing the Fund’s assets. The Investment Committee invests the Fund’s assets within the parameters of the Fund’s existing investment policies and restrictions, and strives to invest in securities that are likely to generate income. The Investment Committee currently consists of Messrs. Goldstein, Dakos and Das. The Investment Committee met 4 times during the year ended August 31, 2020.

Nominees for Trustee

The Board does not have a standing nominating committee. The full Board participates in the process of identifying and selecting qualified individuals to become Board members and members of Board committees. In nominating candidates, the Board believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills necessary for each candidate to possess. In identifying and evaluating nominees for Trustee, the Board takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management or Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.
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The Board will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the Chairman of the Board, c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and indicate on the envelope “Trustee Nominee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders. Shareholders can send other communications to the Board, c/o the High Income Securities Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

CODE OF ETHICS

The Fund has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements. The Fund’s code of ethics was filed with the Fund’s annual N-CSR filing for the year ended August 31, 2018. In addition (i) a copy of the code is available for inspection at the Public Reference Room of the SEC in Washington, D.C. Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090 and (ii) a copy of the code is available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

The Board has delegated the voting of proxies with respect to securities owned by the Fund to the Investment Committee.

Proxy Voting Policies

The Investment Committee generally analyzes the proxy statements of issuers of stock owned by the Fund, as necessary, and votes proxies on behalf of the Fund.

The Investment Committee’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment. Proxies are voted solely in the interests of Fund shareholders.

Proxy Voting Procedures

In evaluating proxy statements, the Investment Committee relies upon its own fundamental research, and information presented by company management and others. It does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

The Fund will generally vote proxies in favor of proposals that, in the opinion of the members of the Investment Committee, seek to enhance shareholder value and shareholder democracy.
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With respect to proxies of closed-end investment companies held by the Fund, in order to comply with Section 12(d) of the Investment Company Act of 1940, the Fund will “mirror vote” all such proxies received by the Fund, unless the Investment Committee deems it appropriate to seek instructions from Fund shareholders with regard to such vote. In such circumstances, the Fund will vote such proxies in proportion to the aggregate number of shares held by shareholders that provided instructions.

Form N-PX/Annual Report of Proxy Voting Record

Policy: Form N-PX is used by funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended June 30. The Form must be filed no later than August 31 of each year. The following information must be collected for the Fund in order to complete and file Form N-PX:
1.	The name of the issuer of the portfolio security;
2.	The exchange ticker symbol of the portfolio security;
3.	The CUSIP number (may be omitted if it is not available through reasonably practicable means);
4.	The shareholder meeting date;
5.	A brief description of the matter voted on;
6.	Whether the matter was proposed by the issuer or the security holder;
7.	Whether the Fund cast its vote on the matter;
8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
9.	Whether the Fund cast its vote for or against management.

More Information

Information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or (2) on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

ADMINISTRATIVE SERVICES, TRANSFER AGENT, CUSTODIAN

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s fund accountant. In addition, Fund Services acts as the transfer agent of the Fund. For the fiscal year ended August 31, 2020, the Fund paid Fund Services $149,360 for its administration, accounting and transfer agent services.

The principal business address for Fund Services is 615 East Michigan Street Milwaukee, WI 53202.

U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The principal business address for U.S. Bank is 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212.

PORTFOLIO MANAGERS

The Fund is managed by its Investment Committee, which is comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das. The business experience of each of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:
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Phillip Goldstein: Partner of Bulldog Investors, LLP since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities previously serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He is a director of the following closed-end funds: Swiss Helvetia Fund, Inc. since 2018, Special Opportunities Fund, Inc. since 2009, and Mexico Equity and Income Fund since 2000. He also is a director of: Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017.  He served as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2016-20. He served as a director of Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, and MVC Capital, Inc., a business development company, from 2012-2020.

Andrew Dakos: Partner of Bulldog Investors, LLP since its inception in October 2009. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities previously serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He has served as a director of Special Opportunities Fund, Inc., a closed-end fund, since 2009, Emergent Capital, Inc. (f/k/a Imperial Holdings, Inc.), a specialty finance company, from 2012-2017, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2015-2020.

Rajeev Das: Head Trader of Bulldog Investors, LLP since its inception in October 2009. Since 2004, Mr. Das has been a Principal of the entities previously serving as the general partner of the private investment partnerships in the Bulldog Investors group of funds. He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001. Mr. Das provides investment research and analysis. Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

Other Accounts Managed. The following table shows the number of other accounts managed by Messrs. Goldstein, Dakos and Das as of August 31, 2020:

		ADVISORY FEE BASED ON PERFORMANCE
TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL ASSETS ($ IN MILLIONS)*
Registered Investment Companies	1	0	0
Other Pooled Investments	6	6	$11.2
Other Accounts	67	2	$25.5
*Estimated

Conflicts of Interest. Certain conflicts of interest may arise in connection with the Investment Committee’s management of the Fund’s portfolio and the portfolios of other accounts managed by members of the Investment Committee. For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not. These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor of such accounts can potentially receive greater fees from accounts paying a performance-based fee than from the Fund. As a result, certain members of the Investment Committee may have an incentive to direct their best investment ideas to, or allocate or sequence trades in favor of such accounts. In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts.
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Compensation. The members of the Investment Committee are compensated by the Fund for their positions on the Investment Committee in the amount of $100,000 each for Phillip Goldstein and Andrew Dakos, and $50,000 for Rajeev Das on an annual basis paid monthly in advance.

Ownership of Securities. As of August 31, 2020, Mr. Goldstein beneficially owned 150,000 shares (held Directly) and 106 shares (held Indirectly) of beneficial interest in the Fund; Mr. Dakos beneficially owned 70,000 shares (held Directly) and 106 shares (held Indirectly) of beneficial interest in the Fund; and Mr. Das beneficially owned no shares of beneficial interest in the Fund.

ALLOCATION OF BROKERAGE

Subject to the supervision of the Board, decisions to buy and sell securities for the Fund are made by the Investment Committee. The Investment Committee is authorized by the Board to allocate the orders placed by them on behalf of the Fund to brokers and dealers who may, but need not, provide research or statistical material or other services to the Fund or the Investment Committee for the Fund’s use. Such allocation is to be in such amounts and proportions as the Investment Committee may determine.

The Investment Committee may employ such brokers and dealers as may, in the judgment of the Investment Committee, obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. In addition, the Investment Committee may select broker-dealers for portfolio transactions who provide services over and above simple trade execution. For example, with respect to certain complex or difficult trades, the Investment Committee will utilize the services of a broker-dealer with the proven capability to effect such trades, and in such case, the Investment Committee may be willing to pay higher commission rates than those of other execution-only type desks. When, in the view of the Investment Committee, execution is the only criteria relevant to a particular investment, competitive commission rates will be a priority.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Investment Committee determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Investment Committee member’s clients, including the Fund.

In allocating portfolio brokerage, the Investment Committee may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Investment Committee exercises investment discretion. Some of the services received as the result of the Fund’s transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

During the fiscal years ended August 31, 2018, 2019 and 2020, the Fund paid $9,046, $78,248 and $93,003 respectively, in brokerage commissions.

CERTAIN MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
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THE FOLLOWING IS A SUMMARY DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A STOCKHOLDER OF ACQUIRING, HOLDING AND DISPOSING OF SHARES OF THE FUND. THIS DISCUSSION DOES NOT ADDRESS THE SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS TAX-EXEMPT ENTITIES, FOREIGN INVESTORS (EXCEPT AS EXPRESSLY PROVIDED BELOW), INSURANCE COMPANIES AND FINANCIAL INSTITUTIONS. THIS DISCUSSION ADDRESSES ONLY U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. STOCKHOLDERS WHO HOLD THEIR SHARES AS CAPITAL ASSETS AND DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO PARTICULAR STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES, AND IT DOES NOT ADDRESS ANY U.S. FEDERAL TAX CONSEQUENCES OTHER THAN U.S. FEDERAL INCOME TAX CONSEQUENCES. THE DISCUSSION IS BASED UPON PRESENT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THE REGULATIONS PROMULGATED THEREUNDER, AND JUDICIAL AND ADMINISTRATIVE RULING AUTHORITIES, ALL OF WHICH ARE SUBJECT TO CHANGE OR DIFFERING INTERPRETATIONS (POSSIBLY WITH RETROACTIVE EFFECT). NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL U.S. FEDERAL INCOME TAX CONCERNS AFFECTING THE FUND AND ITS STOCKHOLDERS, AND THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS, INCLUDING COMPREHENSIVE UNITED STATES FEDERAL INCOME TAX REFORM CURRENTLY BEING DISCUSSED BY THE UNITED STATES CONGRESS.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. A “U.S. Holder” means a beneficial owner of the Fund’s shares that is any of the following for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;
•
A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder.

In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:
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•	a dealer in securities or currencies;
•	a financial institution;
•	a regulated investment company;
•	a real estate investment trust;
•	an insurance company;
•	a tax-exempt organization;
•	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;
•	a trader in securities that has elected the mark-to-market method of accounting for its securities;
•	a person liable for alternative minimum tax;
•	a partnership or other pass-through entity for U.S. federal income tax purposes; or
•	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) and 90% of its tax-exempt interest income (net of certain deductions and amortizable bond premiums) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
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In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

Failure to Qualify as a RIC

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Taxation of Distributions to U.S. Holders

Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to U.S. Holders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to U.S. Holders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Thereafter, the Fund’s dividends, other than capital gains dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

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A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and capital gains dividends, are taxed as ordinary income, at rates currently up to 37% for taxpayers other than corporations.

We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct such shareholder’s pro rata share of the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating such shareholder’s pro rata share of the foreign tax credit against such Shareholder’s U.S. federal income tax liability (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.
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If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Taxation of Sales, Exchanges, or Other Dispositions

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. The maximum capital gain rate applicable to individuals is 20%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to distributions on the Fund’s common shares or proceeds on the disposition of the Fund’s common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on IRS Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. A Non-U.S. Holder will not be subject to backup withholding on dividends paid to such Non-U.S. Holder as long as such Non-U.S. Holder certifies under penalty of perjury (generally on the applicable IRS Form W-8) that it is a Non-U.S. Holder (and the applicable withholding agent does not have actual knowledge or reason to know that such Non-U.S. Holder is a United States person as defined under the Code), or such Non-U.S. Holder otherwise establishes an exemption. Depending on the circumstances, information reporting and backup withholding may apply to the proceeds received from a sale or other disposition of shares unless the beneficial owner certifies under penalty of perjury that it is a Non-U.S. Holder (and the applicable withholding agent does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.
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Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues preferred shares in the future, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Taxation of Non-U.S. Shareholders

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.
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Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Section 871(k) of the Code provides certain “look-through” treatment to Non-U.S. Holders, permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund.
Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. Holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the net investment income tax to your ownership and disposition of shares of the Fund.

Payments to Foreign Financial Institutions

Sections 1471 through 1474 of the Code (provisions which are commonly referred to as “FATCA”), and Treasury regulations promulgated thereunder, generally provide that a 30% withholding tax may be imposed on payments of U.S. source income, including U.S. source interest and dividends, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. While withholding under FATCA would have also applied to payments of gross proceeds from the sale or other disposition of Shares on or after January 1, 2019, recently proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. The preamble to these proposed regulations indicates that taxpayers may rely on them pending their finalization. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA.

STATE AND LOCAL TAXES

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A STOCKHOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.
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FINANCIAL STATEMENTS

The financial statements included in the Fund’s Annual Report for the year ended August 31, 2020 filed with the Securities and Exchange Commission on November 6, 2020 (File No. 811-05133), are herein incorporated by reference.

OTHER INFORMATION

The Fund is a Massachusetts business trust under the laws of the Commonwealth of Massachusetts Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust, the Fund will indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise).

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Fund and provides audit services, tax return preparation and assistance with respect to the preparation of filings with the SEC.

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 PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements (included in Part B)
   Portfolio Summary as of August 31, 2020
  Schedule of Investments as of August 31, 2020
  Statement of Assets and Liabilities as of August 31, 2020
  Statement of Operations for the year ended August 31, 2020
  Statement of Changes in Net Assets for the years ended August 31, 2020, 2019, 2018, 2017, 2016
  Financial Highlights*
  Notes to Financial Statements*
  Report of Independent Registered Public Accounting Firm*

*	Incorporated by reference to the Fund’s Annual Report on Form N-CSR for the year ended August 31, 2020 filed on November 6, 2020 (File No. 811-05133).

(2)	Exhibits

(a)(i)	Amended and Restated Agreement and Declaration of Trust, dated September 19, 2014 (1)
(a)(ii)	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust, dated as of July 13, 2018 (2)
(b)	Amended and Restated Bylaws, dated as of October 17, 2014 (1)
(c)	Not applicable
(d)	Form of Non-Transferable Subscription Rights Certificate (8)
(e)	Not applicable
(f)	Not applicable
(g)	Not applicable
(h)	Not applicable
(i)	Not applicable
(j)	Custody Agreement between the Fund and U.S. Bank, N.A. (3)
(k)(i)	Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC (4)
(k)(ii)	Transfer Agent Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC (5)
(l)	Opinion and Consent of Counsel (8)
(m)	Not applicable
(n)(i)	Consent of Independent Auditor (8)
(n)(ii)	Consent of Fund Counsel (8)
(o)	Not applicable
(p)	Not applicable

(q)	Not applicable
(r)	Code of Ethics of the Fund (6)
(s)	Information Agent Agreement (8)
(t)	Subscription Agent Agreement (8)

(u)	Powers of Attorney for Phillip Goldstein, Rajeev Das, Gerald Hellerman, Moritz Sell, Richard Dayan and Ben Harris (7)

(1)	Incorporated by reference to the Fund’s Form NSAR-B filed on October 29, 2014, Exhibit 99 (File No. 811-05133).

(2)	Incorporated by reference to the Fund’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed on November 23, 2020, Exhibit (a)(ii) (File No. 333-248509 and 811-05133)

(3)	Incorporated by reference to the Fund’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed on November 23, 2020, Exhibit (j) (File No. 333-248509 and 811-05133)

(4)	Incorporated by reference to the Fund’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed on November 23, 2020, Exhibit (k)(i) (File No. 333-248509 and 811-05133)

(5)	Incorporated by reference to the Fund’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 filed on November 23, 2020, Exhibit (k)(ii) (File No. 333-248509 and 811-05133)

(6)	Incorporated by reference to the Fund’s Form N-CSR filed on November 7, 2018, Exhibit 99 (File No. 811-05133)

(7)	Incorporated by reference to Exhibit (2)(u) the Registrant’s Registration Statement on Form N-2 filed on June 25, 2021 (File No. 333-257397 and 811-05133)

(8)	Filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Information Agent’s Fees and Expenses	$7,500
Subscription Agent’s Fees and Expenses	15,000
Auditing Fees and Expenses	-
Registration Fees	27,234
Legal Fees and Expenses	70,000
Printing, Typesetting, and Edgar Fees	11,000
Miscellaneous	5,100
$135,834

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of July 31, 2021, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, without par value	11,606

Item 30. Indemnification

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, as amended (incorporated by reference as an Exhibit 2(a) to this Registration Statement) provides for indemnification of trustees and officers of the Registrant (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise).

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street Milwaukee, WI 53202

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
The Registrant undertakes to suspend the offering of its Rights until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)
for the purpose of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of New York, and the State of New York on the 26th day of August, 2021.

HIGH INCOME SECURITIES FUND

By:	/s/ Andrew Dakos
Andrew Dakos President (Principal Executive Officer)

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Andrew Dakos	President (Principal Executive Officer)	August 26, 2021
Andrew Dakos

/s/ Thomas Antonucci	Treasurer (Principal Financial Officer)	August 26, 2021
Thomas Antonucci

/s/ Andrew Dakos	Trustee	August 26, 2021
Andrew Dakos

*	Trustee	August 26, 2021
Phillip Goldstein

*	Trustee	August 26, 2021
Rajeev Das

*	Trustee	August 26, 2021
Gerald Hellerman

*	Trustee	August 26, 2021
Moritz Sell

*	Trustee	August 26, 2021
Richard Dayan

*	Trustee	August 26, 2021
Ben H. Harris

  By:         /s/ Andrew Dakos
  Andrew Dakos
  Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description
(d)	Form of Non-Transferable Subscription Rights Certificate
(l)	Opinion and Consent of Counsel
(n)(i)	Consent of Independent Registered Public Accounting Firm
(n)(ii)	Consent of Fund Counsel
(s)	Information Agent Agreement
(t)	Subscription Agent Agreement